SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 16, 2003



                         WARP TECHNOLOGY HOLDINGS, INC.
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               (Exact Name of Registrant as Specified in Charter)


        Nevada                          000-33197                 88-0467845
------------------------          ---------------------        ----------------
(State of Incorporation)          (Commission File No.)        (I.R.S. Employer
                                                                Identification
                                                                    Number)


             535 West 34 Street, 5th Floor, New York, New York 10001
    ------------------------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (212) 962-9277
                  ---------------------------------------------
              (Registrant's Telephone Number, including area code)



 ------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 4.   Changes in Registrant's Certifying Accountant.

          (a) Previous independent accountants

               (i) On December 16, 2003, the Registrant dismissed Ernst & Young LLP as its prior independent accountants.

               (ii) Other than a going concern qualification, the reports of Ernst & Young LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

               (iii) The Board of Directors of the Registrant participated in and approved the decision to change independent accountants.

               (iv) In connection with its audits for the last two fiscal years and through December 16, 2003, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make a reference thereto in their report on the financial statements for such periods.

               (v) During the last two fiscal years and through December 16, 2003, there have been no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

               (vi) The Registrant has requested that Ernst & Young LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of the letter from Ernst & Young LLP is attached hereto as Exhibit 16.2 to this Form 8-K

          (b) New independent accountants.

               (i) The Registrant engaged Mahoney Cohen & Company, CPA, P.C. as the new independent accountants for the Registrant as of December 16, 2003. During the last fiscal year and through December 16, 2003, the Registrant had not consulted Mahoney Cohen & Company, CPA, P.C. regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the financial statements of the Registrant, and neither a written report was provided to the Registrant nor oral advice was provided that Mahoney Cohen & Company, CPA, P.C. concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue.

               (ii) During the last fiscal year and through December 16, 2003, the Registrant has not consulted Mahoney Cohen & Company, CPA, P.C. regarding any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7.  Financial Statement and Exhibits.

          (a) Financial Statements of the Business Acquired

          Not Applicable.

          (b) Pro Forma Financial Information

          Not Applicable.

          (c) Exhibits.

          The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

          Exhibit       Description
          -------       -----------

          16.2 #        Letter from Ernst & Young LLC

----------------
#  Filed herewith

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, WARP Technology Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   December 18, 2003

                                          WARP TECHNOLOGY HOLDINGS, INC.


                                          By: /s/ Malcolm Coster
                                              ---------------------------------
                                              Malcolm Coster, CEO and President

                                  EXHIBIT INDEX

The following Exhibits are filed herewith:

Exhibit         Description
-------         -----------

16.2            Letter from Ernst & Young LLP